Total Capital and Net Income Per Common Unit	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Total Capital and Net Income Per Common Unit
Total Capital and Net Loss Per Common Unit
At December 31, 2019, a total of 26.9% of the Partnership’s common units outstanding were held by the public. Brookfield held the remaining 73.1% of the common units of the Partnership and 100% of the general partner interest. At December 31, 2019, all of the Partnership’s outstanding Series A Cumulative Redeemable Preferred Units (or the Series A Preferred Units), Series B Cumulative Redeemable Preferred Units (or the Series B Preferred Units) and Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (or the Series E Preferred Units) were held by entities other than Brookfield and its affiliates.

On October 1, 2019, the Partnership announced that it entered into an agreement and plan of merger (or the Merger Agreement) with Brookfield, and on January 22, 2020, Brookfield completed its acquisition by merger (or the Merger) of all of the outstanding publicly held and listed common units representing the Partnership's limited partner interests held by parties other than Brookfield (or unaffiliated unitholders) pursuant to the Merger Agreement among the Partnership, the general partner and certain members of Brookfield. Under the terms of the Merger Agreement, a newly formed subsidiary of Brookfield merged with and into the Partnership, with the Partnership surviving as a wholly owned subsidiary of Brookfield and the Partnership's general partner, and common units held by unaffiliated unitholders were converted into the right to receive $1.55 in cash per common unit (or the cash consideration), other than common units held by unaffiliated unitholders who elected to receive the equity consideration (as defined below). As an alternative to receiving the cash consideration, each unaffiliated unitholder had the option to elect to forego the cash consideration and instead receive one of the Partnership's newly designated unlisted Class A Common Unit per common unit (or the equity consideration). The Class A Common Units are economically equivalent to the common units held by Brookfield following the Merger, but have limited voting rights and limited transferability.

As a result of the Merger, Brookfield owns 100% of the Class B Common Units, representing approximately 98.7% of the Partnership's outstanding common units. All of the Class A Common Units, representing approximately 1.3% of our outstanding common units as of the closing of the Merger, are held by the unaffiliated unitholders who elected to receive the equity consideration in respect of their common units. Pursuant to the terms of the Merger Agreement, the Partnership's outstanding preferred units were unchanged and remain outstanding following the Merger.

Limited Partners’ Rights

Significant rights of the limited partners include the following:

•
Right of common unitholders to receive distributions of Available Cash (after deducting expenses, including estimated maintenance capital expenditures and reserves, including reserves for future capital expenditures and for anticipated future credit needs of the Partnership) within approximately 45 days after the end of each quarter.

•	No limited partner shall have any management power over the Partnership’s business and affairs; the general partner shall conduct, direct and manage our activities.

•
The general partner may be removed if such removal is approved by common unitholders holding at least 66.66% of the outstanding units voting as a single class, including units held by the general partner and its affiliates.

Incentive Distribution Rights

Prior to the Merger, when the Partnership’s incentive distribution rights were canceled and ceased to exist, the general partner was entitled to certain incentive distributions if the amount the Partnership distributed to common unitholders with respect to any quarter exceeded specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Unitholders	General Partner
Minimum quarterly distribution of $0.35	99.24%	0.76%
Up to $0.4025	99.24%	0.76%
Above $0.4025 up to $0.4375	86.24%	13.76%
Above $0.4375 up to $0.525	76.24%	23.76%
Above $0.525	51.24%	48.76%

During 2019, 2018 and 2017 cash distributions were below $0.35 per common unit. Consequently, the increasing percentages were not used to calculate the general partner’s interest in net loss for the purposes of the net loss per common unit calculation for the years ended December 31, 2019, 2018 and 2017.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities and liquidation amounts on the Series A, Series B and Series E Preferred Units will be distributed to the common unitholders and the general partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Series A, B and E Preferred Units

In April 2013, the Partnership issued 6.0 million 7.25% Series A Preferred Units in a public offering with an aggregate redemption amount of $150.0 million, for net proceeds of $144.8 million. Pursuant to the partnership agreement, distributions on the Series A Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 30, 2018, the Series A Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.
In April 2015, the Partnership issued 5.0 million 8.50% Series B Preferred Units in a public offering with an aggregate redemption amount of $125.0 million, for net proceeds of $120.8 million. Pursuant to the partnership agreement, distributions on the Series B Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 20, 2020, the Series B Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.
In January 2018, the Partnership issued 4.8 million 8.875% Series E Preferred Units in a public offering for net proceeds of $116.0 million. Pursuant to the partnership agreement, distributions on the Series E Preferred Units to preferred unitholders are cumulative from the date of original issue, payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. Distributions are payable on the Series E Preferred Units (i) from and including the original issue date to, but excluding, February 15, 2025 at a fixed rate equal to 8.875% per annum of the stated liquidation preference of $25.00 per unit and (ii) from and including February 15, 2025, at a floating rate equal to three-month LIBOR plus 6.407%. These units are listed on the New York Stock Exchange.

Series C-1 and Series D Preferred Units

In September 2017, the Partnership entered into a strategic partnership (or the Brookfield Transaction) with Brookfield. As part of this transaction, the Partnership repurchased and subsequently canceled all of its outstanding Series C-1 Cumulative Convertible Perpetual Preferred Units (or the Series C-1 Preferred Units) and Series D Cumulative Convertible Perpetual Preferred (or the Series D Preferred Units) from existing unitholders. The Series C-1 and Series D Preferred Units, similar to the Partnership’s previously outstanding Series C Preferred Units, were convertible into common units in accordance with their terms. The Series C-1 Preferred Units were repurchased for $18.20 per unit and Series D Preferred Units for $23.75 per unit, for a total cash payment of $260.2 million, which included $10.2 million of accrued and unpaid quarterly distributions, and resulted in a net accounting gain on repurchase of approximately $20.0 million, which was reflected as an equity contribution. Consideration for the repurchase of the Series D Preferred Units also included a reduction in the exercise price, from $6.05 to $4.55 per unit, of 2,250,000 of one of two tranches of warrants issued in conjunction with the Series D Preferred Units in June 2016. As at December 31, 2019, 2018 and 2017, 6,750,000 warrants originally issued in connection with the Series D Preferred Units with an exercise price of $4.55 remained outstanding.
Series D Detachable Warrants and Brookfield Transaction Warrants

Series D Detachable Warrants

In June 2016, the Partnership issued a total of 4.0 million of its 10.5% Series D Preferred Units to a group of investors and subsidiaries of Teekay Corporation. These investors and Teekay Corporation also received an aggregate of 4,500,000 warrants with an exercise price of $4.55 per unit (the $4.55 Warrants) and an aggregate of 2,250,000 warrants with an exercise price of $6.05 per unit (the $6.05 Warrants) (collectively, the Warrants).

In September 2017, the exercise price of the $6.05 warrants was reduced to $4.55 per unit, as described above. As at December 31, 2019, the Warrants had a seven-year term and were exercisable any time after six months following their issuance date. The Warrants could be settled either in cash or common units at the Partnership’s option.

The Warrants were recorded as permanent equity in the Partnership's consolidated balance sheets with 6,750,000 Warrants outstanding at December 31, 2019 (December 31, 2018 and 2017 - 6,750,000).

On January 22, 2020, Brookfield completed the Merger of all of the outstanding publicly held and listed common units representing the Partnership's limited partner interests held by parties other than Brookfield. As a result of this transaction, and the fact that the exercise price of each of the outstanding Warrants exceeded the cash consideration of $1.55 per common unit, each of the Warrants was automatically canceled and ceased to exist. No consideration was delivered in respect thereof.

Brookfield Transaction Warrants and Common Units Issued

In September 2017, as part of the Brookfield Transaction, Brookfield and Teekay Corporation invested $610.0 million and $30.0 million, respectively, in the Partnership in exchange for 244.0 million and 12.0 million common units, respectively, at a price of $2.50 per common unit, and the Partnership issued to Brookfield and Teekay Corporation 62.4 million and 3.1 million warrants, respectively (the Brookfield Transaction Warrants), with each warrant exercisable for one common unit. As part of the amended and restated Brookfield Promissory Note transaction (see note 11h), Brookfield concurrently transferred 11.4 million Brookfield Transaction Warrants and $140.0 million to Teekay Corporation to acquire a $200 million subordinated promissory note owed by the Partnership. The $637.0 million net investment in the Partnership by Brookfield and Teekay Corporation was allocated on a relative fair value basis between the 256 million common units issued to Brookfield and Teekay Corporation ($512.6 million), the Brookfield Transaction Warrants ($121.3 million), the effective extinguishment of the $200 million 2016 Teekay Corporation Promissory Note (($160.5) million) and the concurrent issuance to Brookfield of the $200 million Brookfield Promissory Note ($163.6 million) (see note 11h)). The $39.5 million gain on the effective extinguishment of the subordinated promissory note was accounted for as a contribution of capital from Teekay Corporation. On July 2, 2018, the Partnership repurchased the Brookfield Promissory Note (see note 11j).
The Brookfield Transaction Warrants entitled the holders to acquire one common unit for each Brookfield Transaction Warrant for an exercise price of $0.01 per common unit, which was exercisable until September 25, 2024 if the Partnership's common unit volume-weighted average price was equal to or greater than $4.00 per common unit for 10 consecutive trading days.
In July 2018, Brookfield, through an affiliate, exercised its option to acquire an additional 2% of ownership interests in the Partnership's general partner from an affiliate of Teekay Corporation in exchange for 1.0 million Brookfield Transaction Warrants. In May 2019, Brookfield acquired all of Teekay Corporation's remaining interests in the Partnership, including its 49% general partner interest (providing Brookfield with 100% of the general partner ownership interest), 13.8% interest in common units, 17.3 million common unit equivalent warrants and a $25.0 million loan receivable outstanding. As at December 31, 2019, Brookfield and Teekay Corporation held 65.5 million and nil Brookfield Transaction Warrants, respectively (2018 - 50.0 million and 15.5 million, 2017 - 51.0 million and 14.5 million).

On January 22, 2020, Brookfield completed the Merger of all of the outstanding publicly held and listed common units representing the Partnership's limited partner interests held by parties other than Brookfield. As a result of this transaction, and the fact that the exercise price of each of the outstanding Brookfield Transaction Warrants exceeded the cash consideration of $1.55 per common unit, each of the Brookfield Transaction Warrants was automatically canceled and ceased to exist. No consideration was delivered in respect thereof.

Net Loss Per Common Unit

	Year Ended
	December 31, 2019 $	December 31, 2018 $	December 31, 2017 $
Limited partners' interest in net loss	(378,770)	(147,141)	(339,501)
Preferred units - periodic accretion	—	—	(2,380)
Net gain on repurchase of Series C-1 and Series D Preferred Units	—	—	19,637
Gain on modification of warrants	—	—	1,495
Limited partners' interest in net loss for basic net loss per common unit	(378,770)	(147,141)	(320,749)
Series C-1 Preferred Units - cash distributions	—	—	12,650
Gain on repurchase of Series C-1 Preferred Units	—	—	(26,994)
Limited partners' interest in diluted net loss	(378,770)	(147,141)	(335,093)
Weighted average number of common units	410,727,035	410,261,239	220,755,937
Dilutive effect of Series C-1 Preferred Units and unit based compensation	—	—	9,184,183
Common units and common unit equivalents	410,727,035	410,261,239	229,940,120

Limited partner's interest in net loss per common unit
- basic	(0.92)	(0.36)	(1.45)
- diluted	(0.92)	(0.36)	(1.46)

Limited partners’ interest in net loss per common unit – basic is determined by dividing net loss, after deducting the amount of net loss attributable to the non-controlling interests, the general partner’s interest, the distributions on the Series A, B, and E Preferred Units and for periods prior to their exchange or repurchase, the Series C-1 and D Preferred Units, the periodic accretion prior to the repurchase of the Series D Preferred Units, the net gain on the repurchase of the Series C-1 and D Preferred Units and gain on the modification of warrants, by the weighted-average number of common units outstanding during the period. The distributions payable or paid on the preferred units for the year ended December 31, 2019 were $32.2 million (2018 - $31.5 million, 2017 - $42.1 million).

The computation of limited partners’ interest in net income per common unit - diluted assumes the issuance of common units for all potential dilutive securities, consisting of restricted units (see note 17), warrants and, and for periods prior to their exchange or repurchase, Series C-1 and D Preferred Units. Consequently, for periods prior to their repurchase, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series C-1 and D Preferred Units, the prior periodic accretion of the Series D Preferred Units, the net gain on the repurchase of preferred units, and the gain on the modification of warrants. In addition, the weighted average number of common units outstanding has been increased assuming conversion of the restricted units and exercise of the warrants using the treasury stock method and, for periods prior to the exchange or repurchase, the Series C-1 and D Preferred Units having been converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit - diluted does not assume the issuance of common units pursuant to the restricted units, warrants and, for periods prior to their exchange or repurchase, Series C-1 and D Preferred Units if the effect would be anti-dilutive. In periods where a loss is attributable to common unitholders all restricted units, warrants, the Series C-1 and D Preferred Units (for applicable periods) could have been anti-dilutive. In periods where income is allocated to common unitholders, the Series C-1 and D Preferred Units could have been anti-dilutive for periods prior to their exchange or repurchase.

For the year ended December 31, 2019, a total common unit equivalent of 72.3 million warrants and 0.5 million restricted units were excluded from the computation of limited partners' interest in net loss per common unit - diluted, as their effect was anti-dilutive. For the year ended December 31, 2018, a total common unit equivalent of 72.3 million warrants and 0.1 million restricted units were excluded from the computation of limited partners’ interest in net loss per common unit - diluted, as their effect was anti-dilutive. For the year ended December 31, 2017, 31.9 million common unit equivalent Series D Preferred Units, 72.3 million common unit equivalent warrants and 0.4 million restricted units were excluded from the computation of limited partners’ interest in net loss per common unit - diluted, as their effect was anti-dilutive.

The general partner’s and common unitholders’ interests in net loss are calculated as if all net loss was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net loss; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less, among other things, the amount of cash reserves established by the general partner’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A, Series B and Series E Preferred Units, and for periods prior to their exchange or repurchase, the Series C-1 and D Preferred Units. Unlike available cash, net loss is affected by non-cash items such as depreciation and amortization, unrealized gain or loss on derivative instruments and unrealized foreign currency translation gain or loss.
Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.
Public and Private Offerings of Common Units
The following table summarizes the issuances of common units over the three years ending December 31, 2019:

Date	Offering Type	Number of Common Units Issued	Offering Price	Gross Proceeds (i)	Net Proceeds	Use of Proceeds
				(in millions of U.S. Dollars)
During 2017	Payment-in-kind	6,391,087	(ii)	29.8	29.8	(ii)
September 2017	Private	256,000,000	(iii)	640.0	628.1	To strengthen the Partnership's capital structure and to fund the Partnership's existing growth projects.

(i)	Including the General Partner’s proportionate capital contribution, where applicable.

(ii)
Common units issued as a payment-in-kind for the distributions on the Partnership's Series C-1 and D Preferred Units and on the Partnership's common units and general partner interest held by subsidiaries of Teekay Corporation and payment-in-kind for interest on the 2016 Teekay Corporation Promissory Note (see note 11g).

(iii)
In September 2017, as part of the Brookfield Transaction, the Partnership issued to Brookfield 244.0 million common units and the Brookfield Transaction Warrants to purchase 62.4 million common units, for gross proceeds of $610.0 million. In addition, the Partnership issued to Teekay Corporation 12.0 million common units and the Brookfield Transaction Warrants to purchase 3.1 million common units, for gross proceeds of $30.0 million. The net proceeds are exclusive of expenses allocated to the Brookfield Transaction Warrants of $1.4 million.